Exhibit (j) under Form N-1A
                                            Exhibit (23) under Item 601/Reg. S-K



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Class A, B, and C Shares Prospectus and "Independent Auditors" in the Class A, B, and C Shares Statement of Additional Information and to the incorporation by reference of our report dated May 12, 2003, in Post Effective Amendment Number 49 to the Registration Statement (Form N-1A, No. 2-60103) of Federated High Income Bond Fund, Inc.


                                                ERNST & YOUNG LLP

Boston, Massachusetts
May 22, 2003